SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   December 19, 2000

THE AES CORPORATION
(exact name of registrant as specified in its charter)
DELAWARE (State of Incorporation)	333-15487 (Commission File No.)	54-1163725 (IRS Employer Identification No.)

1001 North 19th Street, Suite 2000
Arlington, Virginia 22209
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:
(703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Item 5.    Other Events

          The AES Corporation is filing the Form of Supplemental Indenture between The AES Corporation and Bank One, National Association, attached as Exhibit 4.1 to this report and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c)     Exhibits

No.	Description
4.1	Form of Fourth Supplemental Indenture between The AES Corporation and Bank One, National Association
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
THE AES CORPORATION
Date: December 19, 2000	By: /s/ William Luraschi William Luraschi (signing officer)
EXHIBIT INDEX
No.	Description
4.1	Form of Fourth Supplemental Indenture between The AES Corporation and Bank One, National Association